Exhibit 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the reference to our firm in the caption "Experts" and to the use in this Form SB-2 (Clover Leaf Bank, SB) of our report dated April 20, 2001 on the financial statements of Clover Leaf Bank, SB.


                                             /s/ McGLADREY & PULLEN, LLP


                                             McGLADREY & PULLEN, LLP


Champaign, Illinois
September 18, 2001